               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 17, 2003

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)

 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 847-734-4000

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

          On March 25, 2003,  Registrant made available  the
          Monthly Servicer Certificates for the Period of February 2003
          for the specified Owner Trusts,  which  are  attached as
          Exhibit 20 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.

                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2002-A OWNER TRUST, AND
                     NAVISTAR FINANCIAL 2002-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  May 27, 2003                       By:/s/ Ronald D. Markle
-----------------------                          --------------------------
                                                 Ronald D. Markle
                                                 Vice President & Controller

                                 EXHIBIT INDEX

Exhibit No.    Description

   20.1        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated March 17, 2003

   20.2        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated March 17, 2003

   20.3        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated March 17, 2003

   20.4        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated March 17, 2003

   20.5        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated March 17, 2003

   20.6        Navistar Financial 2002-B Owner Trust
               Monthly Servicer Certificate, dated March 17, 2003

Navistar Financial 2000 - A Owner Trust
For the Month of February, 2003
Distribution Date of March 17, 2003
Servicer Certificate #37

Original Pool Amount	$ 380,843,908.73
Subsequent Receivables (transferred 3/13/00)	$ 74,413,256.03
Subsequent Receivables (transferred 3/20/00)	$ 19,742,835.24
Beginning Pool Balance	$ 92,154,824.35
Beginning Pool Factor	0.1940102
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 5,572,161.75
Interest Collected	$ 685,897.73
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 226,413.39
Total Additional Deposits	$ 226,413.39
Repos / Chargeoffs	$ 179,014.57
Aggregate Number of Notes Charged Off	69
Total Available Funds	$ 6,484,472.87
Ending Pool Balance	$ 86,403,648.03
Ending Pool Factor	0.1819024
Servicing Fee	$ 76,795.69
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 9,500,000.00
Invest. Income	$ 9,842.31
Excess Serv	$ 92,104.89
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 9,601,947.20
Reserve Account:
Beginning Balance (see Memo Item)	$ 9,601,947.20
Target Percentage	5.50%
Target Balance	$ 4,752,200.64
Minimum Balance	$ 9,500,000.00
(Release) / Deposit	($ 101,947.20)
Ending Balance	$ 9,500,000.00
Current Weighted Average APR:	8.959%
Current Weighted Average Remaining Term (months):	22.67

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,023,745.27	900
	31 - 60 days	$ 273,330.86	189
	60+ days	$ 220,618.41	53

Total:		$1,517,694.54	910

Balances:	60+ days	$1,309,098.57	53

Navistar Financial 2000 - A Owner Trust
For the Month of February, 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 475,000,000.00	$ 84,000,000.00	$ 142,000,000.00	$ 110,000,000.00	$ 121,187,500.00	$ 17,812,500.00
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.25%	3.75%
Coupon		6.0800%	6.8200%	7.2000%	7.3400%	7.4700%
Beginning Pool Balance	$ 92,154,824.35
Ending Pool Balance	$ 86,403,648.03
Collected Principal	$ 5,572,161.75
Collected Interest	$ 685,897.73
Charge - Offs	$ 179,014.57
Liquidation Proceeds / Recoveries	$ 226,413.39
Servicing	$ 76,795.69
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 6,407,677.18
Beginning Balance	$ 92,154,824.35	$ 0.00	$ 0.00	$ 0.00	$ 85,549,018.45	$ 6,605,805.90
Interest Due	$ 564,395.97	$ 0.00	$ 0.00	$ 0.00	$ 523,274.83	$ 41,121.14
Interest Paid	$ 564,395.97	$ 0.00	$ 0.00	$ 0.00	$ 523,274.83	$ 41,121.14
Principal Due	$ 5,751,176.32	$ 0.00	$ 0.00	$ 0.00	$ 5,535,507.21	$ 215,669.11
Principal Paid	$ 5,751,176.32	$ 0.00	$ 0.00	$ 0.00	$ 5,535,507.21	$ 215,669.11
Ending Balance	$ 86,403,648.03	$ 0.00	$ 0.00	$ 0.00	$ 80,013,511.24	$ 6,390,136.79
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.6602	0.3587
(Ending Balance / Original Pool Amount)
Total Distributions	$ 6,315,572.29	$ 0.00	$ 0.00	$ 0.00	$ 6,058,782.04	$ 256,790.25
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 92,104.89
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 9,601,947.20
(Release) / Draw	($ 101,947.20)
Ending Reserve Acct Balance	$ 9,500,000.00

Navistar Financial 2000 - A Owner Trust
For the Month of February, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Oct-02 (mo. 5)		Nov-02 (mo. 4)	Dec-02 (mo. 3)	Jan-03 (mo. 2)	Feb-03 (mo. 1)
Beginning Pool Balance	$125,236,783.70		$115,873,805.19	$109,136,683.54	$99,264,806.98	$92,154,824.35
A) Loss Trigger:
Principal of Contracts Charged Off	$ 124,194.48		$ 219,191.74	$ 154,935.75	$ 252,981.82	$ 179,014.57
Recoveries	$ 843,153.47		$ 179,334.86	$ 207,838.22	$ 264,121.56	$ 226,413.39
Total Charged Off (Months 5, 4, 3)	$ 498,321.97
Total Recoveries (Months 3, 2, 1)	$ 698,373.17
Net Loss/(Recoveries) for 3 Mos	($200,051.20)	(a)
Total Balance (Months 5, 4, 3)	$350,247,272.43	(b)
Loss Ratio Annualized [(a/b) * (12)]	-0.6854%
Trigger: Is Ratio > 1.5%		No

	Dec-02	Jan-03	Feb-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 1,574,564.58	$ 1,198,338.66	$ 1,309,098.57
As % of Beginning Pool Balance	1.44275%	1.20721%	1.42054%
Three Month Average	1.14801%	1.25332%	1.35683%
Trigger: Is Average > 2.0%	No
C) Noteholders Percent Trigger:	2.0000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2000 - B Owner Trust
For the Month of February, 2003
Distribution Date of March 17, 2003
Servicer Certificate #29

Original Pool Amount	$ 764,710,097.53
Beginning Pool Balance	$ 175,524,754.84
Beginning Pool Factor	0.2295311
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 9,853,154.13
Interest Collected	$ 1,468,955.78
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 878,880.98
Total Additional Deposits	$ 878,880.98
Repos / Chargeoffs	$ 596,559.68
Aggregate Number of Notes Charged Off	196
Total Available Funds	$ 12,200,990.89
Ending Pool Balance	$ 165,075,041.03
Ending Pool Factor	0.2158662
Servicing Fee	$ 146,270.63
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 15,146,067.65
Invest. Income	$ 14,598.18
Excess Serv	$ 610,826.45
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 15,771,492.28
Reserve Account:
Beginning Balance (see Memo Item)	$ 15,771,492.28
Target Percentage	5.50%
Target Balance	$ 9,079,127.26
Minimum Balance	$ 15,294,201.95
(Release) / Deposit	($ 477,290.33)
Ending Balance	$ 15,294,201.95
Current Weighted Average APR:	9.860%
Current Weighted Average Remaining Term (months):	26.24

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,830,689.73	1,780
	31 - 60 days	$ 740,938.90	442
	60+ days	$ 366,736.65	97

Total:		$2,938,365.28	1,819

Balances:	60+ days	$1,948,264.28	97

Navistar Financial 2000 - B Owner Trust
For the Month of February, 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 764,710,097.53	$ 140,000,000.00	$ 232,400,000.00	$ 184,900,000.00	$ 178,733,000.00	$ 28,677,097.53
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.25%	3.75%
Coupon		6.7300%	6.6600%	6.6700%	6.7800%	7.0300%
Beginning Pool Balance	$ 175,524,754.84
Ending Pool Balance	$ 165,075,041.03
Collected Principal	$ 9,853,154.13
Collected Interest	$ 1,468,955.78
Charge - Offs	$ 596,559.68
Liquidation Proceeds / Recoveries	$ 878,880.98
Servicing	$ 146,270.63
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 12,054,720.26
Beginning Balance	$ 175,524,754.85	$ 0.00	$ 0.00	$ 0.00	$ 163,692,107.65	$ 11,832,647.20
Interest Due	$ 994,180.00	$ 0.00	$ 0.00	$ 0.00	$ 924,860.41	$ 69,319.59
Interest Paid	$ 994,180.00	$ 0.00	$ 0.00	$ 0.00	$ 924,860.41	$ 69,319.59
Principal Due	$ 10,449,713.81	$ 0.00	$ 0.00	$ 0.00	$ 10,057,849.54	$ 391,864.27
Principal Paid	$ 10,449,713.81	$ 0.00	$ 0.00	$ 0.00	$ 10,057,849.54	$ 391,864.27
Ending Balance	$ 165,075,041.04	$ 0.00	$ 0.00	$ 0.00	$ 153,634,258.11	$ 11,440,782.93
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.8596	0.3990
(Ending Balance / Original Pool Amount)
Total Distributions	$ 11,443,893.81	$ 0.00	$ 0.00	$ 0.00	$ 10,982,709.95	$ 461,183.86
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 610,826.45
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 15,771,492.28
(Release) / Draw	($ 477,290.33)
Ending Reserve Acct Balance	$ 15,294,201.95

Navistar Financial 2000 - B Owner Trust
For the Month of February, 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Oct-02 (mo. 5)		Nov-02 (mo. 4)	Dec-02 (mo. 3)	Jan-03 (mo. 2)	Feb-03 (mo. 1)
Beginning Pool Balance	$ 224,583,059.73		$211,064,890.06	$200,883,842.62	$185,361,120.60	$175,524,754.84
A) Loss Trigger:
Principal of Contracts Charged Off	$ 750,417.60		$ 773,751.09	$ 717,764.05	$ 925,505.92	$ 596,559.68
Recoveries	$ 1,550,380.07		$ 964,845.74	$ 376,912.17	$ 512,998.22	$ 878,880.98
Total Charged Off (Months 5, 4, 3)	$ 2,241,932.74
Total Recoveries (Months 3, 2, 1)	$ 1,768,791.37
Net Loss/(Recoveries) for 3 Mos	$473,141.37	(a)
Total Balance (Months 5, 4, 3)	$636,531,792.41	(b)
Loss Ratio Annualized [(a/b)*(12)]	0.8920%
Trigger:Is Ratio > 1.5%		No

	Dec-02	Jan-03	Feb-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 4,150,762.00	$ 3,322,607.79	$ 1,948,264.28
As % of Beginning Pool Balance	2.06625%	1.79251%	1.10997%
Three Month Average	1.50438%	1.74780%	1.65624%
Trigger:Is Average > 2.0%	No
C) Noteholders Percent Trigger:	2.0000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger:Is Minimum ‹ 1.0%	No

Navistar Financial 2001 - A Owner Trust
For the Month of February 2003
Distribution Date of March 17, 2003
Servicer Certificate #23

Original Pool Amount	$ 257,155,638.25
Subsequent Receivables (transferred 4/30/01)	$ 53,340,411.35
Subsequent Receivables (transferred 5/30/01 )	$ 67,396,152.49
Subsequent Receivables (transferred 6/28/01)	$ 22,107,022.10
Beginning Pool Balance	$ 156,294,458.07
Beginning Pool Factor	0.39074
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 7,368,199.60
Interest Collected	$ 1,264,365.23
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 395,138.47
Total Additional Deposits	$ 395,138.47
Repos / Chargeoffs	$ 415,563.64
Aggregate Number of Notes Charged Off	107
Total Available Funds	$ 9,027,703.30
Ending Pool Balance	$ 148,510,694.83
Ending Pool Factor	0.37128
Servicing Fee	$ 130,245.38
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 8,596,195.19
Invest. Income	$ 8,502.42
Excess Serv	$ 425,762.50
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$ 9,030,460.11
Reserve Account:
Beginning Balance (see Memo Item)	$ 9,030,460.11
Target Percentage	5.50000%
Target Balance	$ 8,168,088.22
Minimum Balance	$ 7,999,984.48
(Release) / Deposit	($ 862,371.89)
Ending Balance	$ 8,168,088.22
Current Weighted Average APR:	9.5320%
Current Weighted Average Remaining Term (months):	32.10

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,358,422.74	1,290
	31 - 60 days	$ 378,083.60	393
	60+ days	$ 146,036.98	67

Total:		$1,882,543.32	1,303

Balances:	60+ days	$1,714,478.47	67

Navistar Financial 2001 - A Owner Trust
For the Month of February 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 400,000,000.00	$ 72,500,000.00	$ 118,000,000.00	$ 100,000,000.00	$ 92,500,000.00	$ 17,000,000.00
Distributions:
Distribution Percentages 1		0.00%	0.00%	95.75%	0.00%	4.25%
Coupon		4.2900%	4.4700%	4.9900%	5.4200%	5.5900%
Beginning Pool Balance	$ 156,294,458.07
Ending Pool Balance	$ 148,510,694.83
Collected Principal	$ 7,368,199.60
Collected Interest	$ 1,264,365.23
Charge - Offs	$ 415,563.64
Liquidation Proceeds/Recoveries	$ 395,138.47
Servicing	$ 130,245.38
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 8,897,457.92
Beginning Balance	$ 156,294,458.07	$ 0.00	$ 0.00	$ 54,070,693.60	$ 92,500,000.00	$ 9,723,764.47
Interest Due 2	$ 687,932.18	$ 0.00	$ 0.00	$ 224,843.97	$ 417,791.67	$ 45,296.54
Interest Paid	$ 687,932.18	$ 0.00	$ 0.00	$ 224,843.97	$ 417,791.67	$ 45,296.54
Principal Due	$ 7,783,763.24	$ 0.00	$ 0.00	$ 7,452,953.30	$ 0.00	$ 330,809.94
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 7,783,763.24	$ 0.00	$ 0.00	$ 7,452,953.30	$ 0.00	$ 330,809.94
Ending Balance	$ 148,510,694.83	$ 0.00	$ 0.00	$ 46,617,740.30	$ 92,500,000.00	$ 9,392,954.53
Note/Certificate Pool Factor		0.0000	0.0000	0.4662	1.0000	0.5525
(Ending Balance/Original Pool Amount)
Total Distributions	$ 8,471,695.42	$ 0.00	$ 0.00	$ 7,677,797.27	$ 417,791.67	$ 376,106.48
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 425,762.50
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 9,030,460.11
(Release)/Draw	($ 862,371.89)
Ending Reserve Acct Balance	$ 8,168,088.22

Navistar Financial 2001 - A Owner Trust
For the Month of February 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Oct-02 (mo. 5)		Nov-02 (mo. 4)	Dec-02 (mo. 3)	Jan-03 (mo. 2)	Feb-03 (mo. 1)
Beginning Pool Balance	$ 191,417,396.38		$183,027,900.85	$175,426,473.54	$165,225,546.06	$156,294,458.07
A) Loss Trigger:
Principal of Contracts Charged Off	$ 470,542.21		$ 285,043.16	$ 193,289.62	$ 437,862.40	$ 415,563.64
Recoveries	$ 953,836.76		$ 559,061.11	$ 202,923.19	$ 239,009.92	$ 395,138.47
Total Charged Off (Months 5, 4, 3)	$ 948,874.99
Total Recoveries (Months 3, 2, 1)	$ 837,071.58
Net Loss/(Recoveries) for 3 Mos	$ 111,803.41	(a)
Total Balance (Months 5, 4, 3)	$ 549,871,770.77	(b)
Loss Ratio Annualized [(a/b) * (12)]	0.2440%
Trigger:Is Ratio > 1.5%		No

	Dec-02	Jan-03	Feb-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 2,162,070.59	$ 2,105,715.75	$ 1,714,478.47
As % of Beginning Pool Balance	1.23247%	1.27445%	1.09695%
Three Month Average	1.09339%	1.19488%	1.20129%
Trigger: Is Average > 2.0%	No
C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	2.04203%
Trigger:Is Minimum ‹ 1.0%	No

Navistar Financial 2001 - B Owner Trust
For the Month of February 2003
Distribution Date of March 17, 2003
Servicer Certificate #17

Original Pool Amount	$ 292,329,093.98
Subsequent Receivables (transferred 11/01/01)	$ 59,897,861.72
Subsequent Receivables (transferred 12/10/01)	$ 117,139,017.24
Subsequent Receivables (transferred 1/14/02)	$ 30,633,447.04
Beginning Pool Balance	$ 288,031,166.93
Beginning Pool Factor	0.5760630
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 10,633,005.68
Interest Collected	$ 1,986,593.68
Mandatory Prepayments	$ 0.00
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 326,344.81
Total Additional Deposits	$ 326,344.81
Repos / Chargeoffs	$ 393,730.83
Aggregate Number of Notes Charged Off	100
Total Available Funds	$ 12,945,944.17
Ending Pool Balance	$ 277,004,430.42
Ending Pool Factor	0.5540095
Servicing Fee	$ 240,025.97
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 15,841,714.18
Invest. Income	$ 18,195.80
Excess Serv	$ 765,090.73
Transfer (to) Collections Acct	$ 0.00
Beginning Balance	$ 16,625,000.71
Reserve Account:
Beginning Balance (see Memo Item)	$ 16,625,000.71
Target Percentage	5.50000%
Target Balance	$ 15,235,243.67
Minimum Balance	$ 9,999,988.40
(Release) / Deposit	($ 1,389,757.04)
Ending Balance	$ 15,235,243.67
Current Weighted Average APR:	8.409%
Current Weighted Average Remaining Term (months):	36.92

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,904,704.59	1,969
	31 - 60 days	$ 478,383.40	445
	60+ days	$ 135,537.41	84

Total:		$2,518,625.40	1,973

Balances:	60+ days	$2,480,920.54	84

Navistar Financial 2001 - B Owner Trust
For the Month of February 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 79,638,000.00	$ 131,715,000.00	$ 179,000,000.00	$ 90,897,000.00	$ 18,750,000.00
Distributions:
Distribution Percentages 1		0.00%	39.42%	56.83%	0.00%	3.75%
Coupon		2.4400%	2.8300%	1.5900%	4.3700%	4.8300%
Beginning Pool Balance	$ 288,031,166.93
Ending Pool Balance	$ 277,004,430.42
Collected Principal	$ 10,633,005.68
Collected Interest	$ 1,986,593.68
Charge - Offs	$ 393,730.83
Liquidation Proceeds / Recoveries	$ 326,344.81
Swap Payments to/(from)Trust	($ 303,871.15)
Servicing	$ 240,025.97
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 12,402,047.05
Beginning Balance	$ 288,031,166.93	$ 0.00	$ 4,346,573.17	$ 179,000,000.00	$ 90,897,000.00	$ 13,787,593.76
Interest Due 2	$ 610,219.81	$ 0.00	$ 10,250.67	$ 213,457.50	$ 331,016.58	$ 55,495.06
Interest Paid	$ 610,219.81	$ 0.00	$ 10,250.67	$ 213,457.50	$ 331,016.58	$ 55,495.06
Principal Due	$ 11,026,736.51	$ 0.00	$ 4,346,573.17	$ 6,266,660.72	$ 0.00	$ 413,502.62
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Paid	$ 11,026,736.51	$ 0.00	$ 4,346,573.17	$ 6,266,660.72	$ 0.00	$ 413,502.62
Ending Balance	$ 277,004,430.42	$ 0.00	$ 0.00	$ 172,733,339.28	$ 90,897,000.00	$ 13,374,091.14
Note / Certificate Pool Factor		0.00000	0.00000	0.96499	1.00000	0.71328
(Ending Balance / Original Pool Amount)
Total Distributions	$ 11,636,956.32	$ 0.00	$ 4,356,823.84	$ 6,480,118.22	$ 331,016.58	$ 468,997.68
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 765,090.73
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 16,625,000.71
(Release) / Draw	($ 1,389,757.04)
Ending Reserve Acct Balance	$ 15,235,243.67

Navistar Financial 2001 - B Owner Trust
For the Month of February 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Oct-02 (mo. 5)		Nov-02 (mo. 4)	Dec-02 (mo. 3)	Jan-03 (mo. 2)	Feb-03 (mo. 1)
Beginning Pool Balance	$ 343,809,355.38		$327,232,621.99	$310,842,204.96	$299,400,321.78	$288,031,166.93
A) Loss Trigger:
Principal of Contracts Charged Off	$ 512,403.83		$ 200,409.24	$ 519,572.80	$ 613,962.22	$ 393,730.83
Recoveries	$ 918,697.08		$ 617,722.26	$ 322,995.51	$ 482,430.33	$ 326,344.81
Total Charged Off (Months 5, 4, 3)	$ 1,232,385.87
Total Recoveries (Months 3, 2, 1)	$ 1,131,770.65
Net Loss/(Recoveries) for 3 Mos	$ 100,615.22	(a)
Total Balance (Months 5, 4, 3)	$ 981,884,182.33	(b)
Loss Ratio Annualized [(a/b)*(12)]	0.1230%
Trigger:Is Ratio > 1.5%		No

	Dec-02	Jan-03	Feb-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 2,644,567.58	$ 1,973,700.65	$ 2,480,920.54
As % of Beginning Pool Balance	0.85077%	0.65922%	0.86134%
Three Month Average	0.80085%	0.80261%	0.79044%
Trigger:Is Average > 2.0%	No
C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	3.04705%
Trigger:Is Minimum ‹ 1.0%	No

Navistar Financial 2002 - A Owner Trust
For the Month of February 2003
Distribution Date of March 17, 2003
Servicer Certificate #11

Original Pool Amount	$ 317,954,886.53
Subsequent Receivables (transferred 04/30/02)	$ 69,994,775.15
Subsequent Receivables (transferred 05/31/02)	$ 112,050,220.64
Subsequent Receivables (transferred 00/00/00)	$ 0.00
Beginning Pool Balance	$ 361,348,477.50
Beginning Pool Factor	0.7226971
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 13,473,257.02
Interest Collected	$ 2,112,271.22
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 579,261.74
Total Additional Deposits	$ 579,261.74
Repos / Chargeoffs	$ 583,679.44
Aggregate Number of Notes Charged Off	63
Total Available Funds	$ 16,164,789.98
Ending Pool Balance	$ 347,291,541.04
Ending Pool Factor	0.6945832
Servicing Fee	$ 301,123.73
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 20,226,672.50
Invest. Income	$ 19,402.83
Excess Serv	$ 596,252.42
Transfer (to) Collections Account	$ 0.00
Beginning Balance	$ 20,842,327.75
Reserve Account:
Beginning Balance (see Memo Item)	$ 20,842,327.75
Target Percentage	5.50000%
Target Balance	$ 19,101,034.76
Specified Yield Supplement Amount	$ 222,881.35
Specified Yield Supplement Amount	$ 25,884.41
Specified Reserve Account Balance	$ 19,349,800.52
Minimum Balance	$ 9,999,997.65
(Release) / Deposit	$ (1,492,527.23)
Ending Balance	$ 19,349,800.52
Current Weighted Average APR:	7.635%
Current Weighted Average Remaining Term (months):	39.49

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$2,329,124.53	2,325
	31 - 60 days	$626,644.13	359
	60 + days	$191,153.84	85

Total:		$3,146,922.50	2,360

Balances:	60 + days	$2,482,749.29	85

Navistar Financial 2002 - A Owner Trust
For the Month of February 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 73,000,000.00	$ 182,000,000.00	$ 104,000,000.00	$ 121,000,000.00	$ 20,000,000.00
Distributions:
Distribution Percentages 1		0.00%	96.00%	0.00%	0.00%	4.00%
Coupon		1.9600%	3.0700%	4.0900%	4.7600%	4.9500%
Beginning Pool Balance	$ 361,348,477.50
Ending Pool Balance	$ 347,291,541.04
Collected Principal	$ 13,473,257.02
Collected Interest	$ 2,112,271.22
Charge - Offs	$ 583,679.44
Liquidation Proceeds / Recoveries	$ 579,261.74
Servicing	$ 301,123.73
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 15,863,666.25
Beginning Balance	$ 361,348,477.50	$ 0.00	$ 118,974,538.40	$ 104,000,000.00	$ 121,000,000.00	$ 17,373,939.10
Interest Due 2	$ 1,210,477.37	$ 0.00	$ 304,376.53	$ 354,466.67	$ 479,966.67	$ 71,667.50
Interest Paid	$ 1,210,477.37	$ 0.00	$ 304,376.53	$ 354,466.67	$ 479,966.67	$ 71,667.50
Principal Due	$ 14,056,936.46	$ 0.00	$ 13,494,659.00	$ 0.00	$ 0.00	$ 562,277.46
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Paid	$ 14,056,936.46	$ 0.00	$ 13,494,659.00	$ 0.00	$ 0.00	$ 562,277.46
Ending Balance	$ 347,291,541.04	$ 0.00	$ 105,479,879.40	$ 104,000,000.00	$ 121,000,000.00	$ 16,811,661.64
Note / Certificate Pool Factor		0.00000	0.57956	1.00000	1.00000	0.84058
(Ending Balance / Original Pool Amount)
Total Distributions	$ 15,267,413.83	$ 0.00	$ 13,799,035.53	$ 354,466.67	$ 479,966.67	$ 633,944.96
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 596,252.42
Beginning Reserve Acct Balance	$ 20,842,327.75
(Release) / Draw	($ 1,492,527.23)
Ending Reserve Acct Balance	$ 19,349,800.52

Navistar Financial 2002 - A Owner Trust
For the Month of February 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Oct-02 (mo. 5)		Nov-02 (mo. 4)	Dec-02 (mo. 3)	Jan-03 (mo. 2)	Feb-03 (mo.1)
Beginning Pool Balance	$ 418,871,465.83		$401,781,864.71	$387,711,877.75	$373,519,726.18	$361,348,477.50
A) Loss Trigger:
Principal of Contracts Charged Off	$ 283,426.54		$ 316,645.07	$500,312.32	$621,592.30	$583,679.44
Recoveries	$ 206,729.89		$ 224,641.78	$67,258.35	$232,904.10	$579,261.74
Total Charged Off (Months 5, 4, 3)	$ 1,100,383.93
Total Recoveries (Months 3, 2, 1)	$ 879,424.19
Net Loss/(Recoveries) for 3 Mos	$ 220,959.74	(a)
Total Balance (Months 5, 4, 3)	$ 1,208,365,208.29	(b)
Loss Ratio Annualized [(a/b)*(12)]	0.2194%
Trigger:Is Ratio > 1.5%		No

	Dec-02	Jan-03	Feb-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 1,703,454.93	$ 1,701,899.30	$ 2,482,749.29
As % of Beginning Pool Balance	0.43936%	0.45564%	0.68708%
Three Month Average	0.48425%	0.51030%	0.52736%
Trigger:Is Average > 2.0%	No
C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	3.8700%
Trigger:Is Minimum ‹ 1.0%	No

Navistar Financial 2002 - B Owner Trust
For the Month of February 2003
Distribution Date of March 17, 2003
Servicer Certificate #4

Original Pool Amount	$ 476,822,132.57
Subsequent Receivables (transferred 11/19/02)	$ 141,557,526.95
Subsequent Receivables (transferred 12/18/02)	$ 111,641,313.30
Subsequent Receivables (transferred 01/30/03)	$ 94,264,588.13
Subsequent Receivables (transferred 02/18/03)	$ 25,713,811.37
Beginning Pool Balance	$ 776,378,243.99
Beginning Pool Factor	0.910684923
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 22,264,156.67
Interest Collected	$ 4,715,573.48
Mandatory Prepayments	$ 627.68
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 17,804.68
Total Additional Deposits	$ 17,804.68
Repos / Chargeoffs	$ 827,187.53
Aggregate Number of Notes Charged Off	31
Total Available Funds	$ 26,997,534.83
Ending Pool Balance	$ 753,286,899.79
Ending Pool Factor	0.8862205
Servicing Fee	$ 646,981.87
Repayment of Servicer Advances	$ 0.00
Memo Item - Reserve Account
Prior Month	$ 42,051,270.74
Trans Base	$ 1,028,552.45
Trans Low/0%	$ 0.00
Invest. Income	$ 39,338.16
Excess Serv	$ 1,590,857.56
Transfer (to)	$ 0.00
Collections Acct
Beginning Balance	$ 44,710,018.91
Reserve Account:
Beginning Balance (see Memo Item)	$ 44,710,018.91
Target Percentage	5.50000%
Target Balance	$ 41,430,779.49
Specified Yield Supplement Amount	$ 629,704.81
Specified Yield Supplement Amount	$ 10,852.36
Specified Reserve Account Balance	$ 42,071,336.66
Minimum Balance	$ 16,485,711.22
(Release) / Deposit	($ 2,638,682.25)
Ending Balance	$ 42,071,336.66
Current Weighted Average APR:	7.660%
Current Weighted Average Remaining Term (months):	44.97

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$3,559,785.67	4,033
	31 - 60 days	$ 510,788.48	539
	60+ days	$ 80,533.26	70

Total:		$4,151,107.41	4,040

Balances:	60+ days	$1,862,063.26	70

Navistar Financial 2002 - B Owner Trust
For the Month of February 2003

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3a (3)
Original Pool Amount	$ 850,000,000.00	$ 162,000,000.00	$ 230,000,000.00	$ 215,000,000.00
Distributions:
Distribution Percentages 1		100.00%	0.00%	0.00%
Coupon		1.6200%	1.9200%	1.5900%
Beginning Pool Balance	$ 776,378,243.99
Ending Pool Balance	$ 753,286,899.79
Collected Principal	$ 22,264,156.67
Collected Interest	$ 4,715,573.48
Charge - Offs	$ 827,187.53
Liquidation Proceeds / Recoveries	$ 17,804.68
Swap Payments to/(from)Trust	($ 214,126.56)
Servicing	$ 646,981.87
Investment Earnings from Pre-Funding Acct	$ 21,593.19
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 627.68
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 26,158,647.27
Beginning Balance	$ 776,378,871.67	$ 88,378,871.67	$ 230,000,000.00	$ 215,000,000.00
Interest Due 2	$ 1,475,817.83	$ 107,380.33	$ 368,000.00	$ 256,387.50
Interest Paid	$ 1,475,817.83	$ 107,380.33	$ 368,000.00	$ 256,387.50
Principal Due	$ 23,091,344.20	$ 23,091,344.20	$ 0.00	$ 0.00
Mandatory Prepayments Class A-1 only	$ 627.68	$ 627.68
Principal Paid	$ 23,091,971.88	$ 23,091,971.88	$ 0.00	$ 0.00
Ending Balance
Note/Certificate Pool Factor
(Ending Balance/Original Pool Amount)	$ 753,286,899.79	$ 65,286,899.79	$ 230,000,000.00	$ 215,000,000.00
		0.40301	1.00000	1.00000
Total Distributions
	$ 24,567,789.71	$ 23,199,352.21	$ 368,000.00	$ 256,387.50
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 1,590,857.56
Beginning Reserve Acct Balance	$ 44,710,018.91
(Release)/Draw	($ 2,638,682.25)
Ending Reserve Acct Balance	$ 42,071,336.66

	CLASS A - 3b	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
Distributions:
Distribution Percentages 1	0.00%	0.00%	0.00%
Coupon	2.6400%	3.5200%	5.2700%
Beginning Pool Balance
Ending Pool Balance
Collected Principal
Collected Interest
Charge - Offs
Liquidation Proceeds / Recoveries
Swap Payments to/(from)Trust
Servicing
Investment Earnings from Pre-Funding Acct
Negative Carry Amount
Cash Transfer from Pre-Funding Acct
Cash Transfer from Reserve Account
Total Collections Avail for Debt Service
Beginning Balance	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
Interest Due 2	$ 55,000.00	$ 539,733.33	$ 149,316.67
Interest Paid	$ 55,000.00	$ 539,733.33	$ 149,316.67
Principal Due	$ 0.00	$ 0.00	$ 0.00
Mandatory Prepayments Class A-1 only
Principal Paid	$ 0.00	$ 0.00	$ 0.00
Ending Balance
Note / Certificate Pool Factor
(Ending Balance / Original Pool Amount)	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
	1.00000	1.00000	1.00000
Total Distributions
	$ 55,000.00	$ 539,733.33	$ 149,316.67
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00

Navistar Financial 2002 - B Owner Trust
For the Month of February 2003

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Oct-02 (mo. 5)		Nov-02 (mo. 4)	Dec-02 (mo. 3)	Jan-03 (mo. 2)	Feb-03 (mo.1)
Beginning Pool Balance	$ 0.00		$618,379,659.52	$695,295,938.66	$769,606,534.38	$776,378,243.99
A) Loss Trigger:
Principal of Contracts Charged Off	$ 0.00		$ 448,573.79	$116,972.23	$478,257.20	$827,187.53
Recoveries	$ 0.00		$ 0.00	0.00	$21,857.61	$17,804.68
Total Charged Off (Months 5, 4, 3)	N\A
Total Recoveries (Months 3, 2, 1)	N\A
Net Loss/(Recoveries) for 3 Mos	N\A	(a)
Total Balance (Months 5, 4, 3)	$ 1,313,675,598.18	(b)
Loss Ratio Annualized [(a/b)*(12)]	0.0000%
Trigger:Is Ratio > 1.5%		No

	Dec-02	Jan-03	Feb-03
B) Delinquency Trigger:
Balance delinquency 60+ days	$1,397,227.78	$1,540,774.41	$1,862,063.26
As % of Beginning Pool Balance	0.20095	N/A	0.23984%
Three Month Average	N/A	N/A	N/A
Trigger:Is Average > 2.0%	No
C) Noteholders Percent Trigger:
Ending Reserve Account Balance	4.9496%
not less than 1% of Initial Aggregate
Receivables Balance
Trigger:Is Minimum ‹ 1.0%	No